UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: August 15, 2014
(Date of earliest event reported)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, 30th Floor,
New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 18, 2014, Sequential Brands Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its acquisition of Galaxy Brand Holdings, Inc. (“Galaxy”) on August 15, 2014, pursuant to the previously announced Agreement and Plan of Merger, dated as of June 24, 2014, among the Company, Galaxy, SBG Universe Brands, LLC, Universe Galaxy Merger Sub, Inc., Carlyle Equity Opportunity GP, L.P. and Carlyle Galaxy Holdings, L.P. This amendment to the Original Report is being filed to provide financial statements and pro forma financial information required by Item 9.01 of Form 8-K. This amendment makes no other amendment to the Original Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheet as of December 31, 2013, and the audited consolidated statements of comprehensive income, changes in stockholders’ equity, and cash flow for the period from May 13, 2013, through December 31, 2013, of Galaxy and its subsidiaries, and the notes related thereto, as well as the related independent auditors’ report of Ernst & Young LLP, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The audited consolidated balance sheet as of May 13, 2013, and the audited consolidated statements of comprehensive income, changes in members’ equity and cash flow for the period from January 1, 2013, to May 13, 2013, of Galaxy Brands LLC (as predecessor to Galaxy) and its subsidiary, and the notes related thereto, as well as the related independent auditors’ report of Ernst & Young LLP, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The audited consolidated balance sheet as of December 31, 2012, and the audited consolidated statements of operations, members’ equity and cash flows and consolidating supplementary information for the year ended December 31, 2012, of Galaxy Brands LLC (as predecessor to Galaxy) and its subsidiary, and the notes related thereto, as well as the related independent auditors’ report of Hecht and Company, P.C., are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet as of June 30, 2014, and the unaudited condensed consolidated statements of income, changes in stockholders’ equity and cash flow for the six months ended June 30, 2014, of Galaxy and its subsidiaries, as well as the comparable unaudited condensed consolidated statements of income and cash flow for the periods from May 14, 2013 to June 30, 2013, of Galaxy and its subsidiaries, and from January 1, 2013 to May 13, 2013, of Galaxy Brands LLC (as predecessor to Galaxy) and its subsidiary, and the notes related thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2014, and unaudited pro forma condensed combined statements of income for the six months ended June 30, 2014, and the year ended December 31, 2013, and the notes related thereto, are furnished as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.
23.2	Consent of Hecht and Company, P.C.
99.1	Audited consolidated financial statements of Galaxy Brand Holdings, Inc. and its subsidiaries as of December 31, 2013, and for the period from May 13, 2013, through December 31, 2013, and the notes related thereto.
99.2	Audited consolidated financial statements of Galaxy Brands LLC (as predecessor) and its subsidiary as of May 13, 2013, and for the period from January 1, 2013, to May 13, 2013, and the notes related thereto.
99.3	Audited consolidated financial statements of Galaxy Brands LLC (as predecessor) and its subsidiary as of December 31, 2012, and for the year ended December 31, 2012, and the notes related thereto.
99.4	Unaudited condensed consolidated financial statements of Galaxy Brand Holdings, Inc. and its subsidiaries as of June 30, 2014, and for the six months ended June 30, 2014, including certain comparable periods for Galaxy Brand Holdings, Inc. and its subsidiaries and Galaxy Brands LLC (as predecessor) and its subsidiary, and the notes related thereto.
99.5	Unaudited pro forma condensed combined financial information as of June 30, 2014, for the six months ended June 30, 2014, and for the year ended December 31, 2013, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.
Date: September 5, 2014
/s/ Gary Klein
Gary Klein
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.
23.2	Consent of Hecht and Company, P.C.
99.1	Audited consolidated financial statements of Galaxy Brand Holdings, Inc. and its subsidiaries as of December 31, 2013, and for the period from May 13, 2013, through December 31, 2013, and the notes related thereto.
99.2	Audited consolidated financial statements of Galaxy Brands LLC (as predecessor) and its subsidiary as of May 13, 2013, and for the period from January 1, 2013, to May 13, 2013, and the notes related thereto.
99.3	Audited consolidated financial statements of Galaxy Brands LLC (as predecessor) and its subsidiary as of December 31, 2012, and for the year ended December 31, 2012, and the notes related thereto.
99.4	Unaudited condensed consolidated financial statements of Galaxy Brand Holdings, Inc. and its subsidiaries as of June 30, 2014, and for the six months ended June 30, 2014, including certain comparable periods for Galaxy Brand Holdings, Inc. and its subsidiaries and Galaxy Brands LLC (as predecessor) and its subsidiary, and the notes related thereto.
99.5	Unaudited pro forma condensed combined financial information as of June 30, 2014, for the six months ended June 30, 2014, and for the year ended December 31, 2013, and the notes related thereto.